EXHIBIT 99.54

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of United Shields Corporation (the "Company") on Form 10-KSB/A for the period ending December 28, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, William A. Frey III, Chief Executive Officer, and John F. Quigley,  Principal Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 9, 2002

/s/ William A. Frey, III

William A. Frey III

Chief Executive Officer

October 9, 2002

/s/ John F. Quigley

John F. Quigley

Principal Financial Officer